Rule 482 ad
                                                                    Rule 497(e)
                                                   File Nos. 2-10653 and 811-82



[Television commercial. Video of fencers sparring and having a conversation:]
[Fencer one states:] My mutual fund is coming back...finally.
[Fencer two states:] Mine's scoring well.
[Video supers and dissolves]
[Title slide reading:] CGM Realty Fund Managed by Ken Heebner
[Title slide supers and dissolves into video of fencers sparring.]
[Fencer one states:] What's driving performance?
[Fencer two states:] My fund invests in homebuilders and real estate stocks - might be a good way to go.
[Fencer one states:] Just how good is this CGM Realty Fund?
[Video dissolves and a title slide supers and is held that reads:] CGM
Realty Fund One-Year Total Return: 53.8% 10/1/02-9/30/03 [in large type and the following in smaller type:]
53.8%, 17.1% and 15.5% are the average annual total returns for CGM
Realty Fund for the one- and five-year periods and since inception on 5/13/94 through 9/30/03. Current performance may be higher or lower.
The Fund's adviser absorbed a portion of management fees and expenses from inception through 12/31/97. Otherwise the total return for the since-inception period would be lower.
[Fencer two states:] It's up more than 53% over the 12 months ended
September 30th.
[Title slide supers and dissolves into video of fencers sparring.]
[Fencer one states:] Maybe I should get into that.
[Fencer two states:] My point exactly.
[Video dissolves and the final slide supers; a line drawing of a fencer in a box with a black and white striped background (logo) appears; to the right of the logo is the following text:]
CGM Realty Fund 1-800-CGM-INFO [in large type and the following disclosure in smaller type:]
This information represents past performance, which is no guarantee of future results. The investment return and principal value of shares will fluctuate and you may have a gain or loss when you sell your shares. For current performance information through the most recent month-end and a prospectus containing more complete information, including management fees and expenses, call toll-free. Read it carefully before you invest or send money.

[Voice reads:] For a prospectus and current performance information through the most recent month-end, call 1-800-CGM-INFO.
[Commercial ends.]